Exhibit 10.1
ELEVENTH AMENDMENT TO AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

THIS ELEVENTH AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of May 15, 2024, is made and entered into between and among HomeAmerican Mortgage Corporation, a Colorado corporation (the “Seller”), and U.S. Bank National Association, as administrative agent and representative of itself as a Buyer and the other Buyers (in such capacity, the “Agent”) and as a Buyer (in such capacity, “U.S. Bank”).
RECITALS:
A.The Seller, U.S. Bank, and the Agent are parties to an Amended and Restated Master Repurchase Agreement dated as of September 16, 2016 (as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement dated as of August 10, 2017, that certain Second Amendment to Amended and Restated Master Repurchase Agreement dated as of August 9, 2018, that certain Third Amendment to Amended and Restated Master Repurchase Agreement dated as of May 23, 2019, that certain Fourth Amendment to Amended and Restated Master Repurchase Agreement dated as of May 21, 2020, that certain Fifth Amendment to Amended and Restated Master Repurchase Agreement dated as of September 24, 2020, that certain Sixth Amendment to Amended and Restated Master Repurchase Agreement dated as of March 25, 2021, that certain Seventh Amendment to Amended and Restated Master Repurchase Agreement dated as of May 20, 2021, that certain Eighth Amendment to Amended and Restated Master Repurchase Agreement dated as of December 21, 2021, that certain Ninth Amendment to Amended and Restated Master Repurchase Agreement dated as of May 19, 2022, and that certain Tenth Amendment to Amended and Restated Master Repurchase Agreement dated as of May 18, 2023, and as further amended, restated or otherwise modified from time to time, the “Repurchase Agreement”).
B.The Seller and the Agent now desire to amend certain provisions of the Repurchase Agreement as set forth herein.
AGREEMENT:
In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.
Section 2.Amendments.
2.1.The following definitions set forth in Section 1.2 of the Repurchase Agreement are added or amended and restated, as applicable, to read in their entirety as follows:

“Change of Control” in respect of the Seller means (a) the occurrence of Parent not owning directly, or indirectly, all of the issued and outstanding ownership interests of the Seller, or (b) any of the following circumstances: (i) any Person or two or more Persons acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, which, for the avoidance of doubt, excludes any Person that holds any equity interests of Parent solely in a capacity as a trustee), directly or indirectly, of equity interests of the Seller representing 20% or more of the combined voting power of all equity interests of Parent entitled to vote in the election of directors; or (ii) during any period of up to twelve consecutive months, whether commencing before or after the Effective Date, individuals who at the beginning of such twelve-month period were directors of Parent ceasing for any reason to constitute a majority of the Board of Directors of Parent (other than by reason of death, disability or scheduled retirement); or (iii) any Person or two or more Persons acting in concert acquiring by contract or otherwise, or entering into a contract or arrangement which upon consummation will result in its or their acquisition of, beneficial ownership (which, for the avoidance of doubt, excludes any Person that holds any equity interests of Parent solely in a capacity as a trustee) of equity interests of Parent representing 20% or more of the combined voting power of all equity interests of Parent entitled to vote in the election of directors.
“Parent” means, from and after the Sekisui House Transaction, Sekisui House, Ltd., a Japanese kabushiki kaisha.
“Sekisui House Transaction” means the transaction which closed April 19, 2024, by which Clear Line, Inc., merged into M.D.C. Holdings, Inc., with M.D.C. Holdings, Inc. being the surviving entity and wholly owned subsidiary of SH Services, LLC, which is the wholly owned subsidiary of SH Residential Holdings, LLC, which is the wholly owned subsidiary of Sekisui House US Holdings, LLC, which is the wholly owned subsidiary of Sekisui House, Ltd.
“Termination Date” means the earlier of (a) August 12, 2024, or (b) the date when the Buyers’ Commitments are terminated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.
2.2.Loans, Advances, and Investments. Section 17.5(e) to the Repurchase Agreement is amended and restated in its entirety to read as follows:
(e) promissory notes of MDC Holdings, Inc. issued in support of Permitted Letters of Credit.
2.3.Exhibits and Schedules. Schedule BC to the Repurchase Agreement is amended and restated in its entirety as set forth on Schedule BC hereto.

Section 3.Conditions Precedent and Effectiveness. This Amendment shall be effective as of the date first above written, upon the occurrence of the following events:
3.1.delivery to the Agent of this Amendment duly executed by the Seller in a quantity sufficient that the Agent and the Seller may each have a fully executed original;
3.2.delivery to the Agent of a certificate by the Secretary or Assistant Secretary of the Seller (i) certifying that the resolutions adopted by the Seller’s board of directors on September 12, 2016, remain in full force and effect, authorizing the Seller to enter into this Amendment, (ii) certifying that there has been no amendment to the Articles of Incorporation of the Seller since true and accurate copies of the same were delivered to the Agent as of November 12, 2008, (iii) certifying that there has been no amendment to the By-Laws of Seller since true and accurate copies of the same were delivered to the Agent as of November 12, 2008, and (iv) a certification as to the incumbency, names, titles, and signatures of the officers of the Seller authorized to execute this Amendment and the other instruments executed by the Seller in connection with this Amendment; and
3.3.delivery to the Agent of such other documents as it may reasonably request.
Section 4.Miscellaneous.
4.1.Ratifications. The terms and provisions of this Amendment shall modify and supersede all inconsistent terms and provisions of the Repurchase Agreement and the other Repurchase Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Repurchase Agreement and each other Repurchase Document are ratified and confirmed and shall continue in full force and effect.
4.2.Seller Representations and Warranties. The Seller hereby represents and warrants that (a) the representations and warranties in Article 15 of the Repurchase Agreement and in the other Repurchase Documents are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.3.Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.
4.4.Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement refers to the Repurchase Agreement as amended and modified hereby.

4.5.Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
4.6.Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Buyers, the Seller, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.
4.7.Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
4.8.Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
4.9.ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO OR THERETO.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the date first written above.

SELLER AND SERVICER:
HOMEAMERICAN MORTGAGE CORPORATION, as Seller and Servicer

By: /s/ Clare Wilson
Name: Clare Wilson
Title: Treasurer

AGENT AND BUYER:
U.S. BANK NATIONAL ASSOCIATION,
as Agent and Buyer

By: /s/ Rodney Davis
Name: Rodney Davis
Title: Senior Vice President
Signature Page
Eleventh Amendment

SCHEDULE BC TO
ELEVENTH AMENDMENT TO
AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT
SCHEDULE BC
To Master Repurchase Agreement

The Buyers’ Committed Sums
(in dollars)

Buyer	Except as provided in the below chart, Committed Sum for any period:
U.S. Bank National Association	$75,000,000
Maximum Aggregate Commitment	$75,000,000

Buyer	Committed Sum for September 21, 2023 through and including October 24, 2023	Committed Sum for December 21, 2023 through and including January 30, 2024	Committed Sum for March 21, 2024 through and including April 24, 2024	Committed Sum for June 21, 2024 through and including July 25, 2024
U.S. Bank National Association	$125,000,000	$150,000,000	$125,000,000	$150,000,000
Maximum Aggregate Commitment	$125,000,000	$150,000,000	$125,000,000	$150,000,000
Schedule BC